EXHIBIT 4

                 FOXY JEWELRY, INC. STOCK CERTIFICATE SAMPLE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP NO. 351673 00 0
NUMBER                                          FOXY JEWELRY, INC.
SHARES

              AUTHORIZED COMMON STOCK: 15,000,000 SHARES
                          PAR VALUE: $0.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF


Shares of FOXY JEWELRY, INC. Common Stock
Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary                                                      President
                             Corporate Seal

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
Countersigned:
Standard Transfer & Trust Company, Inc.
9030 W. Sahara, #529, Las Vegas, NV 89117     by
                                                   Authorized Signature


FOXY JEWELRY, INC. STOCK CERTIFICATE SAMPLE BACK

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a commercial bank or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
and not as tenants in common
UNIF GIFT MIN ACT - . . . . Custodian. . . .
                    (Cust)           (Minor)
under Uniform Gifts to Minors

Act of
        ------------------------
                (State)

Additional abbreviation may also be used though not in the above list.

For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


Shares of capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 AS AMENDED, HAVING BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND
NOT WITH A VIEW TO REDISTRIBUTE. THEY MAY NOT BE SOLD OR OFFERED FOR IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND AN EXEMPTION FROM THE SECURITIES ACT OF 1933 AS AMENDED, IS AVAILABLE AND THAT SUCH REGISTRATION IS NOT REQUIRED, OR IN THE ALTERNATIVE THAT SUCH SHARES MAY BE SOLD UNDER RULE 144 AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION OF THE UNITED STATES.


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